United States Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 30, 2002

FIRST INDIANA CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	35-1692825

(State or other jurisdiction of	(IRS Employer Identification Number)
incorporation or organization)

135 North Pennsylvania Street, Indianapolis, IN	46204

(Address of principal executive office)	(Zip Code)

(317) 269-1200

(Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

         On April 30, 2002, First Indiana Corporation (First Indiana) held its annual shareholders meeting and presented slides with financial and other information.

         Pursuant to General Instruction F to Form 8-K, the slide presentations shown April 30, 2002 concerning this financial data is incorporated herein by reference and is attached hereto as Exhibit 20.

Item 7. Financial Statements and Exhibits

         (c) Exhibits

                   Exhibit No.      Exhibit
                   -----------       ---------

                        20                Slide Presentation shown April 30, 2002

                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   First Indiana Corporation

Date: April 30, 2002                  By:     /s/ William J. Brunner
                                                                William J. Brunner
                                                                Vice President and Treasurer